Exhibit 25.1
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------
                                    FORM T-1

             STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

             CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b)(2) ___________
                         ------------------------------

                              BANKERS TRUST COMPANY
               (Exact name of trustee as specified in its charter)

NEW YORK                                                     13-4941247
(Jurisdiction of Incorporation or                            (I.R.S. Employer
organization if not a U.S. national bank)                    Identification no.)

FOUR ALBANY STREET
NEW YORK, NEW YORK                                           10006
(Address of principal                                        (Zip Code)
executive offices)

                              Bankers Trust Company
                                Legal Department
                         130 Liberty Street, 31st Floor
                            New York, New York 10006
                                 (212) 250-2201
            (Name, address and telephone number of agent for service)
            ---------------------------------------------------------

SUN BANCORP, INC.                                 SUN CAPITAL TRUST
(Exact name of obligor                            (Exact name of Co-Registrant
as specified in its charter)                      as specified in its charter)


NEW JERSEY            52-1382541            DELAWARE         Applied for
(State or other    (I.R.S. employer      (State or other     (I.R.S. employer
jurisdiction of    Identification no.)   jurisdiction of     Identification no.)
Incorporation or                         incorporation or
organization)                            organization)


226 LANDIS AVENUE                           c/o SUN BANCORP, INC.
VINELAND, NEW JERSEY 08360                  226 LANDIS AVENUE
(Address, including zip code                VINELAND, NEW JERSEY 08360
 of principal executive offices)            (Address, including zip code of
                                            principal executive offices)


                    Preferred Securities of Sun Capital Trust
               Junior Subordinated Debentures of Sun Bancorp, Inc.
                         Guarantee of Sun Bancorp, Inc.
              of certain obligations under the Capital Securities
                       (Title of the indenture securities)



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Item   1.      General Information.
               Furnish the following information as to the trustee.

               (a) Name and address of each examining or supervising authority to which it is subject.

               Name                                           Address
               ----                                           -------

               Federal Reserve Bank (2nd District)            New York, NY
               Federal Deposit Insurance Corporation          Washington, D.C.
               New York State Banking Department              Albany, NY

               (b)  Whether it is authorized to exercise corporate trust powers.

                    Yes.

Item   2.      Affiliations with Obligor.

               If the obligor is an affiliate of the Trustee, describe each such affiliation.

               None.

Item   3. -15. Not Applicable

Item  16.      List of Exhibits.

               Exhibit 1 -   Restated Organization Certificate of Bankers
                             Trust Company dated August 7, 1990,  Certificate of
                             Amendment  of  the   Organization   Certificate  of
                             Bankers   Trust  Company  dated  June  21,  1995  -
                             Incorporated herein by reference to Exhibit 1 filed
                             with Form T-1 Statement, Registration No. 33-65171,
                             Certificate   of  Amendment  of  the   Organization
                             Certificate  of Bankers  Trust  Company dated March
                             20,   1996,   filed   with   Form  T-1   Statement,
                             Registration  No.  333-20111,  and  Certificate  of
                             Amendment  of  the   Organization   Certificate  of
                             Bankers Trust Company dated December 18, 1996, copy attached.

                Exhibit 2  - Certificate  of  Authority  to  commence business -
                             Incorporated  herein by  reference  to Exhibit 2
                             filed   with   Form   T-1   Statement, Registration
                             No. 33-21047.

                 Exhibit 3 - Authorization  of the  Trustee to exercise
                             corporate  trust  powers   Incorporated  herein  by
                             reference   to   Exhibit  2  filed  with  Form  T-1
                             Statement, Registration No. 33-21047.

                 Exhibit 4 - Existing  By-Laws of Bankers Trust  Company,
                             as amended on January 21, 1997 - Incorporated herein by reference to Exhibit 4 filed with Form T-1 Statement, Registration No. 333-20111.

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                Exhibit 5 - Not applicable.

                Exhibit 6 - Consent of Bankers Trust Company  required by
                            Section 321(b) of the Act.  Incorporated  herein by
                            reference   to   Exhibit  4  filed  with  Form  T-1
                            Statement, Registration No. 22-18864.

                Exhibit 7 - A copy of the latest  report of  condition of
                            Bankers  Trust  Company  dated as of September  30,
                            1996.

                Exhibit 8 - Not Applicable.

                Exhibit 9 - Not Applicable.

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                                    SIGNATURE



        Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Bankers Trust Company, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 12th day of February, 1997.


                                            BANKERS TRUST COMPANY



                                            By:    /s/Kevin Weeks
                                                   --------------
                                                   Kevin Weeks
                                                   Assistant Treasurer

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

Legal Title of Bank:  Bankers Trust Company        Call Date:   9/30/96         ST-BK: 36-4840       FFIEC 031
Address:              130 Liberty Street           Vendor ID: D                 CERT:  00623         Page RC-1
City, State    ZIP:   New York, NY  10006                                                            11
FDIC Certificate No.: |  0 |  0 |  6 |  2 |  3

Consolidated Report of Condition for Insured Commercial and State-Chartered Savings Banks September 30, 1996

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, reported the amount outstanding as of the last business day of the quarter.

Schedule RC--Balance Sheet

                                                                                                       ----------------
                                                                                                        |  C400       |
                                                                              -----------------------------------------
                                                 Dollar Amounts in Thousands  |  RCFD    Bil Mil Thou                 |
-----------------------------------------------------------------------------------------------------------------------
ASSETS                                                                        |  / / / / / / / / / / / / / / / / / /  |
  1.    Cash and balances due from depository institutions
              (from Schedule RC-A):                                           |  / / / / / / / / / / / / / / / / /    |
         a.   Noninterest-bearing balances and currency and coin(1) ........  |   0081                       809,000  |  1.a.
         b.   Interest-bearing balances(2) .................................  |   0071                     4,453,000  |  1.b.
  2.    Securities:                                                           |  / / / / / / / / / / / / / / / / / /  |
         a.   Held-to-maturity securities (from Schedule RC-B, column A) ...  |   1754                             0  |  2.a.
         b.   Available-for-sale securities (from Schedule RC-B, column D)..  |   1773                     4,133,000  |  2.b.
  3    Federal funds sold and securities purchased under agreements to
              resell in domestic offices                                      |  / / / / / / / / / / / / / / / / / /  |
        of the bank and of its Edge and Agreement subsidiaries, and in IBFs:  |  / / / / / / / / / / / / / / / / / /  |
        a.   Federal funds sold ............................................  |   0276                     5,933,000  |  3.a.
        b.   Securities purchased under agreements to resell ...............  |   0277                       413,000  |  3.b.
  4.   Loans and lease financing receivables:                                 |   / / / / / / / / / / / / / / / / / / |
        a.   Loans and leases, net of unearned income (from Schedule RC-C)
                                                  RCFD 2122    27,239,000     |   / / / / / / / / / / / / / / / / / / |  4.a.
        b.   LESS:   Allowance for loan and lease losses....................
               ...................................RCFD 3123       917,000     |   / / / / / / / / / / / / / / / / / / |  4.b.
        c.   LESS:   Allocated transfer risk reserve
               ...................................RCFD 3128             0     |   / / / / / / / / / / / / / / / / / / |  4.c.
        d.   Loans and leases, net of unearned income,                        |   / / / / / / / / / / / / / / / / / / |
             allowance, and reserve (item 4.a minus 4.b and 4.c) ...........  |   2125                     26,322,000 |  4.d.
  5.   Assets held in trading accounts .....................................  |   3545                     36,669,000 |  5.
  6.   Premises and fixed assets (including capitalized leases) ............  |   2145                        870,000 |  6.
  7.   Other real estate owned (from Schedule RC-M) ........................  |   2150                        215,000 |  7.
  8.   Investments in unconsolidated subsidiaries and associated companies
              (from Schedule RC-M)                                            |   2130                        212,000 |  8.
  9.   Customers' liability to this bank on acceptances outstanding ........  |   2155                        577,000 |  9.
 10.   Intangible assets (from Schedule RC-M) ..............................  |   2143                         18,000 | 10.
 11.   Other assets (from Schedule RC-F) ...................................  |   2160                      8,808,000 | 11.
 12.   Total assets (sum of items 1 through 11) ............................  |   2170                     89,432,000 | 12.
                                                                              -----------------------------------------

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(1)     Includes cash items in process of collection and unposted debits.
(2)     Includes time certificates of deposit not held in trading accounts.

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
Legal Title of Bank:  Bankers Trust Company        Call Date: 9/30/96           ST-BK: 36-4840      FFIEC  031
Address:              130 Liberty Street           Vendor ID: D                 CERT:  00623        Page  RC-2
City, State    Zip:   New York, NY  10006                                                           12
FDIC Certificate No.: |  0 |  0 |  6 |  2 |  3

Schedule RC--Continued                                                   ___________________________________
                                                  Dollar Amounts in Thousands | / / / / / / / / Bil Mil Thou __         __|
------------------------------------------------------------------------ ---------------------------------------------------------
LIABILITIES                                                                   |  / / / / / / / / / / / /    |
13.    Deposits:                                                              |  / / / / / / / / / / / /    |
         a.   In domestic offices (sum of totals of
              columns A and C from Schedule RC-E, part I)                     | RCON 2220      9,391,000    |  13.a.
        (1)   Noninterest-bearing(1) .............RCON 6631     2,734,000...  |  / / / / / / / / / / / /    |  13.a.(1)
        (2)  Interest-bearing ....................RCON 6636     6,657,000...  |  / / / / / / / / / / / /    |  13.a.(2)
         b.   In foreign offices, Edge and Agreement subsidiaries, and IBFs
              (from Schedule RC-E                                             |  / / / / / / / / / / / /    |
               part II)                                                       | RCFN 2200     23,385,000    |  13.b.
        (1)   Noninterest-bearing ................RCFN 6631       654,000     |  / / / / / / / / / / / /    |  13.b.(1)
        (2)   Interest-bearing ...................RCFN 6636    22,731,000     |  / / / / / / / / / / / /    |  13.b.(2)
14.    Federal funds purchased and securities sold under agreements to
       repurchase in                                                          |  / / / / / / / / / / / /
       domestic offices of the bank and of its Edge and Agreement
       subsidiaries, and in IBFs:                                             |  / / / / / / / / / / / /    |
         a.   Federal funds purchased ......................................  | RCFD 0278      3,090,000    |  14.a.
         b.   Securities sold under agreements to repurchase ...............  | RCFD 0279         99,000    |  14.b.
15.      a    Demand notes issued to the U.S. Treasury .....................  | RCON 2840              0    |  15.a.
         b.   Trading liabilities ..........................................  | RCFD 3548     18,326,000    |  15.b.
16.    Other borrowed money:                                                  |  / / / / / / / / / / / /    |
         a.   With original maturity of one year or less ...................  | RCFD 2332     17,476,000    |  16.a.
         b.   With original maturity of more than one year .................  | RCFD 2333      2,771,000    |  16.b.
17.    Mortgage indebtedness and obligations under capitalized leases ......  | RCFD 2910         31,000    |  17.
18.    Bank's liability on acceptances executed and outstanding ............  | RCFD 2920        577,000    |  18.
19.    Subordinated notes and debentures ...................................  | RCFD 3200      1,228,000    |  19.
20.    Other liabilities (from Schedule RC-G) ..............................  | RCFD 2930      8,398,000    |  20.
21.    Total liabilities (sum of items 13 through 20) ......................  | RCFD 2948     84,772,000    |  21.
                                                                              |  / / / / / / / / / / / /    |
22.    Limited-life preferred stock and related surplus ....................  | RCFD 3282              0    |  22.
EQUITY CAPITAL                                                                |  / / / / / / / / / / / /    |
23.    Perpetual preferred stock and related surplus .......................  | RCFD 3838        500,000    |  23.
24.    Common stock ........................................................  | RCFD 3230      1,002,000    |  24.
25.    Surplus (exclude all surplus related to preferred stock) ............  | RCFD 3839        527,000    |  25.
26.    a.   Undivided profits and capital reserves .........................  | RCFD 3632      3,017,000    |  26.a.
       b.   Net unrealized holding gains (losses) on
            available-for-sale securities ..................................  | RCFD 8434        (16,000)   |  26.b.
27.    Cumulative foreign currency translation adjustments .................  | RCFD 3284       (370,000)   |  27.
28.    Total equity capital (sum of items 23 through 27) ...................  | RCFD 3210      4,660,000    |  28.
29.    Total liabilities, limited-life preferred stock, and equity capital
            (sum of items 21, 22,                                             |  / / / / / / / / / / / /    |
       and 28) .............................................................  | RCFD 3300     89,432,000    |  29.
                                                                              -------------------------------

Memorandum

To be reported only with the March Report of Condition.
   1.   Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed
        for the bank by independent external                                                      Number
        auditors  as of  any  date  during  1995  ..........................  | RCFD  6724          N/A     |  M.1
                                                                              -------------------------------
1 =    Independent audit of the bank conducted in accordance          4 =  Directors' examination of the bank performed by other
       with generally accepted auditing standards by a certified           external auditors (may be required by state chartering
       public accounting firm which submits a report on the bank           authority)
2 =    Independent audit of the bank's parent holding company         5 =  Review of the bank's financial statements by external
       conducted in accordance with generally accepted auditing            auditors
       standards by a certified public accounting firm which          6 =  Compilation of the bank's financial statements by
       submits a report on the consolidated holding company                external auditors
       (but not on the bank separately)                               7 =  Other audit procedures (excluding tax preparation work)
3 =    Directors' examination of the bank conducted in                8 =  No external audit work
       accordance  with generally accepted auditing standards
       by a certified public accounting firm (may be required
       by state chartering authority)

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(1)     Including total demand deposits and noninterest-bearing time and savings deposits.